Exhibit 99.1

PRESS RELEASE Star Maritime Acquisition Corp. 103 Foulk Road Wilmington, Delaware 19803 www.starmaritimecorp.com FOR IMMEDIATE RELEASE

Investor Relations / Financial Media:
Nicolas Bornozis
President
Capital Link, Inc.
230 Park Avenue, Suite 1536
New York, NY 10169
Tel. (212) 661-7566
E-mail: nbornozis@capitallink.com
www.capitallink.com

November 2, 2007

STAR MARITIME ACQUISITION CORP. ANNOUNCES THE FILING OF DEFINITIVE PROXY MATERIALS FOR SPECIAL MEETING OF STOCKHOLDERS

New York, New York, November 2, 2007— Star Maritime Acquisition Corp. (AMEX:SEA), Delaware corporation (“Star Maritime”), announced today the filing with the Securities and Exchange Commission of definitive proxy materials for a special meeting of stockholders to approve the acquisition by Star Maritime’s wholly-owned Marshall Islands subsidiary, Star Bulk Carriers Corp. (“Star Bulk”), of eight drybulk carriers from subsidiaries of TMT Co., Ltd. (the “Asset Acquisition”) and the merger of Star Maritime with and into Star Bulk, with Star Bulk as the surviving corporation (the “Redomiciliation Merger”).  The approval of the Asset Acquisition is conditioned upon the approval of the Redomiciliation Merger.

The special meeting of Star Maritime stockholders will be held at the offices of Seward & Kissel LLP, at One Battery Park Plaza, 23rd floor, in New York, New York on November 27, 2007, at 10:00 a.m.  Star Maritime’s definitive proxy statement will be mailed to stockholders of record as of the close of business on November 5, 2007.

About Star Maritime

Star Maritime is a blank check company formed to acquire, through a merger, capital stock exchange, asset acquisition or similar business combination, one or more businesses in the shipping industry.  In December 2005, Star Maritime through its initial public offering raised approximately $188.7 million, which was deposited in a trust account, and $11.3 million in a private placement to certain officers and directors and dedicated its time since the initial public offering to seeking and evaluating business combination opportunities.

Forward-Looking Statements

The information in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, but are not limited to, statements regarding: (1) the delivery and operation of assets of Star Bulk; (2) Star Bulk’s future operating or financial results; (3) future, pending or recent acquisitions, business strategy, areas of possible expansion, and expected capital spending or operating expenses; (4) drybulk market trends, including charter rates and factors affecting vessel supply and demand; and (5) other statements identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” or words of similar meaning.

Such forward looking statements are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, Star Maritime and Star Bulk’s examination of historical operating trends, data contained in their records and other data available from third parties.

Although Star Maritime and Star Bulk believe that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond their control, Star Maritime and Star Bulk cannot assure you that Star Maritime or Star Bulk will achieve or accomplish these expectations, beliefs or projections. Important factors that could cause actual results to differ materially from those discussed in the forward-looking statements include the failure of Star Maritime to obtain the requisite stockholder approval, failure of a seller to deliver one or more vessels, the strength of world economies and currencies, general market conditions, including changes in charterhire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in Star Bulk’s operating expenses, including bunker prices, dry-docking and insurance costs, or actions taken by regulatory authorities, potential liability from pending or future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists.  Additional factors that could cause Start Maritime’s and Star Bulk’s results to differ materially from those described in the forward-looking statements can be found in Star Maritime’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) and Star Bulk’s Registration Statement Form F-1/F-4 filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet site (http://www.sec.gov). The information set forth herein speaks only as of the date hereof, and Star Maritime and Star Bulk disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.

Important Notices

STAR MARITIME AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF STAR MARITIME’S STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTION DESCRIBED IN THIS PRESS RELEASE.  STOCKHOLDERS OF STAR MARITIME AND OTHER INTERESTED PERSONS ARE ADVISED TO READ STAR MARITIME’S DEFINITIVE PROXY STATEMENT BECAUSE THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION.

SUCH PERSONS ARE ALSO ADVISED TO READ STAR MARITIME’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, FILED ON MARCH 14, 2006, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF STAR MARITIME’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS SHOULD THE BUSINESS COMBINATION BE CONSUMMATED.

THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF THE RECORD DATE, NOVEMBER 5, 2007.  STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO:

STAR MARITIME ACQUISITION CORP.

103 FOULK ROAD

WILMINGTON, DELAWARE 19803

ATTENTION: CORPORATE SECRETARY

THE DEFINITIVE PROXY STATEMENT, AND THE ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE AT HTTP://WWW.SEC.GOV.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such jurisdiction.